Acquisition	12 Months Ended
Dec. 31, 2018
Disclosure Of Business Combinations [Abstract]
Acquisition

9. ACQUISITION

FCCL and Deep Basin Acquisition

A) Summary of the Acquisition

On May 17, 2017, Cenovus acquired from ConocoPhillips Company and certain of its subsidiaries (collectively, “ConocoPhillips”) a 50 percent interest in FCCL and the majority of ConocoPhillips’ western Canadian conventional crude oil and natural gas assets (the “Deep Basin Assets”). The acquisition from ConocoPhillips (the “Acquisition”) provided Cenovus with control over the Company’s oil sands operations, doubled the Company’s oil sands production, and almost doubled the Company’s proved bitumen reserves. The Deep Basin Assets provide short-cycle development opportunities with high-return potential in Alberta and British Columbia.

The Acquisition has been accounted for using the acquisition method pursuant to IFRS 3. Under the acquisition method, assets and liabilities are recorded at their fair values on the date of acquisition and the total consideration is allocated to the tangible and intangible assets acquired and liabilities assumed. The excess of consideration given over the fair value of the net assets acquired has been recorded as goodwill.

B) Identifiable Assets Acquired and Liabilities Assumed

The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the date of the Acquisition.

	Notes

100 Percent of the Identifiable Assets Acquired and Liabilities Assumed for FCCL
Cash		880
Accounts Receivable and Accrued Revenues		964
Inventories		345
E&E Assets	17	491
PP&E	18	22,717
Other Assets		27
Accounts Payable and Accrued Liabilities		(445)
Decommissioning Liabilities	25	(277)
Other Liabilities		(8)
Deferred Income Taxes		(2,506)
		22,188

Recognized Amounts of Identifiable Assets Acquired and Liabilities Assumed for Deep Basin
Accounts Receivable and Accrued Revenues		16
Inventories		14
E&E Assets	17	3,117
PP&E	18	3,600
Accounts Payable and Accrued Liabilities		(6)
Decommissioning Liabilities	25	(667)
		6,074
Total Identifiable Net Assets		28,262

C) Total Consideration

Total consideration for the Acquisition consisted of US$10.6 billion in cash and 208 million Cenovus common shares plus closing adjustments. At the same time, Cenovus agreed to make certain quarterly contingent payments to ConocoPhillips during the five years subsequent to May 17, 2017 if crude oil prices exceed a specific threshold. The following table summarizes the fair value of the considerations:

Common Shares	2,579
Cash	15,005
17,584
Estimated Contingent Payment (Note 23)	361
Total Consideration	17,945

At the date of closing, the Company issued 208 million common shares to ConocoPhillips that were accounted for at $12.40 per share, the estimated fair value for accounting purposes.

Consideration paid in cash was US$10.6 billion, before closing adjustments, and was financed through a bought-deal common share offering (see Note 28) and an offering in the United States for senior unsecured notes (see Note 22). In addition, Cenovus borrowed $3.6 billion under a committed asset sale bridge credit facility (see Note 22). The remainder of the cash purchase price was funded with cash on hand and a draw on Cenovus’s existing committed credit facility.

The estimated contingent payment related to oil sands production reflects that Cenovus agreed to make quarterly payments to ConocoPhillips during the five years subsequent to the closing date for quarters in which the average Western Canadian Select (“WCS”) crude oil price exceeds $52.00 per barrel during the quarter. The quarterly payment will be $6 million for each dollar that the WCS price exceeds $52.00 per barrel. There are no maximum payment terms. The calculation of any contingent payment includes an adjustment mechanism related to certain significant production outages at Foster Creek and Christina Lake, which may reduce the amount of a contingent payment.

The contingent payment is accounted for as a financial option. The fair value of $361 million on May 17, 2017 was estimated by calculating the present value of the future expected cash flows using an option pricing model, which assumes the probability distribution for WCS is based on the volatility of West Texas Intermediate (“WTI”) options, volatility of Canadian-U.S. foreign exchange rate options and WCS futures pricing, and discounted at a credit-adjusted risk-free rate of 2.9 percent. The contingent payment is re-measured at fair value at each reporting date with changes in fair value recognized in net earnings (see Note 23).

D) Goodwill

Goodwill arising from the Acquisition has been recognized as follows:

	Notes
Total Purchase Consideration	9C	17,945
Fair Value of Pre-Existing 50 Percent Ownership Interest in FCCL		12,347
Fair Value of Identifiable Net Assets	9B	(28,262)
Goodwill		2,030

Fair Value of Pre-Existing 50 Percent Ownership Interest in FCCL

Prior to the Acquisition, Cenovus’s 50 percent interest in FCCL was jointly controlled with ConocoPhillips and met the definition of a joint operation under IFRS 11 and as such Cenovus recognized its share of the assets, liabilities, revenues and expenses in its consolidated results. Subsequent to the Acquisition, Cenovus controls FCCL, as defined under IFRS 10 and, accordingly, FCCL has been consolidated from the date of acquisition. As required by IFRS 3, when an acquirer achieves control in stages, the previously held interest is re-measured to fair value at the acquisition date with any gain or loss recognized in net earnings. The acquisition-date fair value of the previously held interest was $12.3 billion and has been included in the measurement of the total consideration transferred. The carrying value of the FCCL assets was $9.7 billion. As a result, Cenovus recognized a non-cash revaluation gain of $2.6 billion ($1.9 billion, after-tax) on the re-measurement to fair value of its existing interest in FCCL.

Goodwill was recorded in connection with deferred tax liabilities arising from the difference between the purchase price allocated to the FCCL assets and liabilities based on fair value and the tax basis of these assets and liabilities. In addition, the consideration paid for FCCL included a control premium, which resulted in a higher value compared to the fair value of the net assets acquired.

E) Acquisition-Related Costs

In 2017, the Company incurred $56 million of Acquisition-related costs, excluding common share and debt issuance costs. These costs have been included in transaction costs in the Consolidated Statements of Earnings.

Debt issuance costs related to the Acquisition financing were $72 million. These costs are netted against the carrying amount of the debt and amortized using the effective interest method.

F) Transitional Services

Under the purchase and sales agreement, Cenovus and ConocoPhillips agreed to certain transitional services where ConocoPhillips provided certain day-to-day services required by Cenovus for a period of approximately nine months. These transactions were in the normal course of operations and have been measured at the exchange amounts.

In 2017, costs related to the transitional services of approximately $40 million were recorded in general and administrative expenses.

G) Revenue and Profit Contribution

The acquired business contributed revenues of $3.3 billion and net earnings of $172 million for the period from May 17, 2017 to December 31, 2017.

If the closing of the Acquisition had occurred on January 1, 2017, Cenovus’s consolidated pro forma revenue and net earnings for the twelve months ended December 31, 2017 would have been $19.0 billion and $3.5 billion, respectively.